SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 17, 2012


                          SYNERGY RESOURCES CORPORATION
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


             Colorado                   001-35245               20-2835920
  ----------------------------    ---------------------   ---------------------
  (State or other jurisdiction    (Commission File No.)   (IRS Employer
      of incorporation)                                   Identification No.)


                                20203 Highway 60
                           Platteville, Colorado 80651
               --------------------------------------------------
          (Address of principal executive offices, including Zip Code)


             Registrant's telephone number, including area code: (970) 737-1073
                                                                 --------------

                                       N/A
                         -------------------------------
          (Former name or former address if changed since last report)

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   Item 5.07.     Submission of Matters to a Vote of Securities Holders.

     The annual meeting of Synergy's shareholders was held on July 17, 2012. At the meeting the following persons were elected as directors for the upcoming year:

                Name                  Votes For       Votes Withheld
                ----                  ---------       --------------

            Edward Holloway         23,664,372           1,145,060
            William E. Scaff, Jr.   23,444,366           1,365,066
            Rick A. Wilber          24,625,257             184,175
            Raymond E. McElhaney    20,655,099           4,154,333
            Bill M. Conrad          20,655,399           4,154,033
            George Seward           21,831,322           2,978,110
            R.W. Noffsinger III     24,625,257             184,175

     At the meeting the following proposals were ratified by the shareholders.

     1) to ratify the appointment of Ehrhardt, Keefe, Steiner & Hottman, P.C. as the Company's independent registered public accounting firm for the fiscal year ending August 31, 2012;

     2) to approve on an advisory basis, compensation of the Company's executive officers; and

     3) to approve on an advisory basis, the frequency of advisory votes on the compensation of the Company's executive officers;

     The following is a tabulation of votes cast with respect to these proposals:

                                        Votes
                              ---------------------------           Broker
    Proposal                  For      Against    Abstain          Non-Votes
    --------                  ---      -------    -------          ---------

      1.                    43,852,835   108,669    102,465                 -
      2.                    23,548,032   733,046    428,354        19,254,537
      3. Every one year     11,813,248         -          -        19,700,262
         Every two years       120,041         -          -        19,700,262
         Every three years  11,788,906         -          -        19,700,262


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 18, 2012                SYNERGY RESOURCES CORPORATION


                                    By:  /s/ Frank L. Jennings
                                         --------------------------------------
                                         Frank L. Jennings, Principal Financial
                                         and Accounting Officer


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